                                                  BANC ONE CORPORATION

                                                                        1996                                    1997
                                             --------------------------------------------------------    --------------------
                  (UNAUDITED)
     (millions, except per share & staff)           1Q           2Q        3Q        4Q         YTD          1Q         2Q

                                             --------------------------------------------------------    --------------------
PERFORMANCE HIGHLIGHTS

   Net income                                         422.8      395.2      412.7      442.1    1,672.8      381.9        15.8
   Net income per com. share-primary                   0.69       0.66       0.69       0.74       2.78       0.65        0.02
   Cash dividends per common share (orig reported)     0.34       0.34       0.34       0.34       1.36       0.38        0.38
   Book value per common share                        15.99      16.26      16.42      16.93                 16.74       16.62

KEY RATIOS & STATISTICAL DATA

   Return on average assets                            1.63%      1.54%      1.58%      1.63%      1.59%      1.40%       0.06%
   Return on average common equity                    18.15%     17.17%     17.49%     18.49%     17.83%     16.30%       0.51%
   Return on average total equity                     17.86%     16.90%     17.23%     18.23%     17.56%     16.11%       0.63%

   Risk-based capital

       Tier 1 capital - $                           8,717.1    8,954.0    8,803.6    9,556.9               9,063.1     8,421.8
       Total capital - $                           12,105.8   12,276.0   12,178.6   13,482.2              12,922.8    13,173.3
       Total risk adjusted assets - $              86,310.7   88,563.5   91,462.3   95,788.5              96,077.8   102,756.3
       Tier 1 capital - %                             10.10%     10.11%      9.63%      9.98%                 9.43%       8.19%
       Total capital - %                              14.03%     13.86%     13.32%     14.07%                13.45%      12.82%

       Goodwill - $                                   552.8      560.3      701.0      508.4                 500.1       762.1
       Other intangibles - $                          409.3      351.5      384.8      264.4                 243.2       299.7
   -------------------------                         ------     ------     ------     ------                ------      ------
       Total intangibles - $                          962.1      911.8    1,085.8      772.8                 743.3     1,061.8

   EOP-Leverage ratio                                  8.44%      8.72%      8.52%      8.88%                 8.27%       7.61%
   EOP-Tangible equity to tangible assets              8.28%      8.35%      7.99%      8.17%                 8.00%       7.68%
   EOP-Tangible common equity to tangible assets       8.04%      8.12%      7.76%      7.98%                 7.83%       7.52%
   EOP-Total equity to assets                          9.13%      9.15%      8.92%      8.80%                 8.61%       8.53%
   AVG-Common equity to assets                         8.92%      8.86%      8.92%      8.72%                 8.50%       8.73%
   AVG-Total equity to assets                          9.15%      9.09%      9.15%      8.92%                 8.68%       8.90%

   Net interest margin - E/A gross                     5.44%      5.43%      5.43%      5.52%      5.45%      5.53%       5.41%
   Net funds function (NIM-LLP) - E/A gross            4.63%      4.60%      4.42%      4.22%      4.47%      4.43%       3.84%
   Efficiency ratio (xcld net sec. gain (loss)        58.67%     60.68%     59.06%     58.56%     59.22%     60.50%      79.11%
   Full-time equiv. staff                            54,117     54,794     54,557     55,045                54,056      55,395

                                                  BANC ONE CORPORATION

                                                                 1996                                          1997
                                             -------------------------------------------------        --------------------

                  (UNAUDITED)
     (millions, except per share & staff)        1Q        2Q      3Q        4Q        YTD                 1Q         2Q

                                             -------------------------------------------------         --------------------
ASSET QUALITY DATA

CHARGE-OFFS:
   Commercial, financial & agricultural          18.3     19.4     12.2     18.4      68.3                11.4         10.5
   Real estate - residential                      4.9      5.8      5.9      8.6      25.2                 8.2         11.4
   Consumer, net                                 78.5     77.2     89.6     95.6     340.9               114.8        111.3
   Credit Card                                  133.8    133.4    158.8    197.1     623.1               196.7        230.8
   Leases, net                                    2.4      0.6      1.5      4.0       8.5                 1.6          1.1
------------------------------------------------------------------------------------------       --------------------------
       Total charge-offs                        237.9    236.4    268.0    323.7   1,066.0               332.7        365.1

RECOVERIES:
   Commercial, financial & agricultural          10.4     18.0     12.9     13.8      55.1                 7.6         12.4
   Real estate - residential                      1.1      1.3      1.2      1.8       5.4                 1.6          1.8
   Consumer, net                                 32.9     28.9     27.2     29.4     118.4                35.7         35.9
   Credit card - reported                        14.5     15.3     16.3     18.3      64.4                39.9         20.9
   Leases, net                                    0.7      0.8      0.9      0.7       3.1                 0.6          0.3
------------------------------------------------------------------------------------------       --------------------------
       Total recoveries                          59.6     64.3     58.5     64.0     246.4                85.4         71.3

NET CHARGE-OFFS:
   Commercial, financial & agricultural           7.9      1.4     (0.7)     4.6      13.2                 3.8         (1.9)
   Real estate - residential                      3.8      4.5      4.7      6.8      19.8                 6.6          9.6
   Consumer, net                                 45.6     48.3     62.4     66.2     222.5                79.1         75.4
   Credit card - reported                       119.3    118.1    142.5    178.8     558.7               156.8        209.9
   Leases, net                                    1.7     (0.2)     0.6      3.3       5.4                 1.0          0.8
------------------------------------------------------------------------------------------       --------------------------
      TOTAL NET CHARGE-OFFS                     178.3    172.1    209.5    259.7     819.6               247.3        293.8

NET CHARGE-OFFS - %:
   Commercial, financial & agricultural          0.11%    0.02%   -0.01%    0.06%     0.05%               0.05%       -0.02%
   Real estate - residential                     0.13%    0.15%    0.15%    0.19%     0.16%               0.18%        0.25%
   Consumer, net                                 0.92%    0.96%    1.22%    1.37%     1.12%               1.60%        1.44%
   Credit card - reported                        3.75%    4.20%    4.67%    5.21%     4.48%               4.57%        6.36%
   Leases, net                                   0.38%   -0.04%    0.11%    0.59%     0.27%               0.18%        0.13%
------------------------------------------------------------------------------------------       --------------------------
      TOTAL NET CHARGE-OFFS /
        AVG. LOANS (INCLD LN HFS)                0.97%    0.94%    1.10%    1.31%     1.08%               1.24%        1.42%
------------------------------------------------------------------------------------------       --------------------------

                                                  BANC ONE CORPORATION

                                                                             1996                               1997
                                             --------------------------------------------------------   -------------------
                  (UNAUDITED)
     (millions, except per share & staff)               1Q         2Q         3Q        4Q     YTD         1Q         2Q

                                             --------------------------------------------------------   -------------------
NONPERFORMING ASSETS:
   Nonaccrual loans                                    407.6      385.6     415.2     374.2              371.9        395.4
   Renegotiated loans                                    2.1        2.1       1.2       8.2                2.3          1.0
---------------------------------------------------------------------------------------------------------------------------
       Total nonperforming loans                       409.7      387.7     416.4     382.4              374.2        396.4
   Other real estate owned                              76.6       70.5      61.8      53.0               59.6         53.7
---------------------------------------------------------------------------------------------------------------------------
       Total nonperforming assets                      486.3      458.2     478.2     435.4              433.8        450.1
---------------------------------------------------------------------------------------------------------------------------

LOANS DELINQUENT 90+ DAYS
   Total - $                                           294.1      330.8     404.6     483.9             516.3        494.2
   Total - % (Incld Ln HFS)                             0.40%      0.45%     0.53%     0.60%             0.63%        0.58%
--------------------------------------------------------------------------------------------------------------------------
   % - Wholesale (Coml,fin,agric + com'l RE + const)    0.10%      0.11%     0.20%     0.18%              0.21%        0.28%
   % - Real estate, residential                         0.23%      0.24%     0.28%     0.25%              0.28%        0.19%
   % - Consumer, net                                    0.30%      0.35%     0.40%     0.49%              0.45%        0.41%
   % - Credit card - reported                           1.57%      1.66%     1.85%     2.05%              2.35%        2.05%
   % - Leases, net                                      0.03%      0.04%     0.05%     0.07%              0.15%        0.47%
---------------------------------------------------------------------------------------------------------------------------


   Allowance to ending loans                            1.50%      1.49%     1.48%     1.51%              1.55%        1.62%
   Allowance to NPLs                                   263.1%     283.8%    271.7%    313.2%             326.7%       343.6%
   Allowance to NPAs                                   221.7%     240.2%    236.6%    275.1%             281.8%       302.6%
   NPLs to total loans + loans HFS                      0.56%      0.52%     0.54%     0.47%              0.46%        0.47%
   NPAs to total loans  + loans HFS                     0.67%      0.62%     0.62%     0.54%              0.53%        0.53%
   NPAs to total loans + loans HFS + OREO               0.67%      0.62%     0.62%     0.54%              0.53%        0.53%

                                                  BANC ONE CORPORATION


                                                                        1996                                    1997
                                             -----------------------------------------------------    ------------------------
                  (UNAUDITED)
     (millions, except per share & staff)         1Q         2Q        3Q        4Q         YTD            1Q         2Q

                                             -----------------------------------------------------    -----------------------
INCOME STATEMENT

   Total interest income                        2,154.0    2,106.3   2,179.0   2,296.9    8,736.2        2,324.1      2,359.8
   Total interest expense                         893.7      850.1     902.6     951.2    3,597.6          966.3      1,007.4
------------------------------------------------------------------------------------------------       ---------------------
           Net interest income                  1,260.3    1,256.2   1,276.4   1,345.7    5,138.6        1,357.8      1,352.4
------------------------------------------------------------------------------------------------       ---------------------
   Provision for credit losses                    188.1      194.7     240.3     319.6      942.7          271.9        395.8
------------------------------------------------------------------------------------------------        ---------------------
   Investment management & advisory activities     62.5       67.7      71.8      77.1      279.1           74.2         76.2
   Service charges on deposit accounts            156.8      161.2     165.8     170.3      654.1          166.0        174.8
       Mortgage banking                            19.8       26.1      20.5      22.3       88.7           20.3         19.5
       Credit card & merchant processing fees      70.5       63.7      72.5      74.0      280.7           38.0         44.5
       Loan servicing income                      257.7      279.1     277.9     265.6    1,080.3          271.3        297.5
   -------------------------                      -----      -----     -----     -----    -------          -----        -----
   Loan processing & servicing income             348.0      368.9     370.9     361.9    1,449.7          329.6        361.5
   Securities gains                                 1.1        4.5       1.6       9.5       16.7           15.2         17.1
       Insurance                                   26.3       31.8      25.8      34.0      117.9           32.6         31.4
       Securities brokerage                        22.1       29.4      29.9      26.5      107.9           28.0         35.7
       Investment banking                           8.3       11.3       6.6      13.3       39.5            9.3         13.1
       Other                                      131.3       97.4     165.4     303.9      698.0          152.3        120.7
   ---------                                      -----       ----     -----     -----      -----          -----        -----
   Other income                                   188.0      169.9     227.7     377.7      963.3          222.2        200.9
-------------------------------------------------------------------------------------------------       ---------------------
           Total non-interest income              756.4      772.2     837.8     996.5    3,362.9          807.2        830.5
-------------------------------------------------------------------------------------------------       ---------------------
   Salaries and related costs                     543.6      547.4     541.0     572.6    2,204.6          567.7        565.6
   Net occupancy expense                           48.5       51.4      48.1      44.1      192.1           51.2         48.9
   Equipment expense                               30.1       30.9      31.9      32.3      125.2           30.2         28.9
   Taxes other than income & payroll               24.6       25.2      19.7      20.5       90.0           23.1         25.4
   Depreciation                                    71.7       79.6      69.4      80.1      300.8           78.8         79.3
   Amortization of intangibles                     35.1       39.1      34.3      38.2      146.7           29.8         31.5
   Outside services and processing                155.3      164.2     165.1     189.6      674.2          191.5        192.7
   Marketing & development                         95.0      100.1     101.4     149.4      445.9          130.0        200.3
   Communication and transportation                88.3       93.4      96.4     100.3      378.4           94.4        104.7
   Restructuring charges                            0.0        0.0       0.0       0.0        0.0            0.0        337.3
       FDIC insurance                               4.2        4.2      38.3       1.5       48.2            2.9          3.2
       Other                                       95.6      102.5     111.4     146.4      455.9          109.4        106.4
   ---------                                      -----     ------    ------    ------     ------         ------        -----
   Other expense                                   99.8      106.7     149.7     147.9      504.1          112.3        109.6
-------------------------------------------------------------------------------------------------       ---------------------
           Total non-interest expense           1,192.0    1,238.0   1,257.0   1,375.0    5,062.0        1,309.0      1,724.2
-------------------------------------------------------------------------------------------------       ---------------------
   Income before income taxes                     636.6      595.7     616.9     647.6    2,496.8          584.1         62.9
-------------------------------------------------------------------------------------------------       ---------------------
   Provision for income taxes                     213.8      200.5     204.2     205.5      824.0          202.2         47.1
-------------------------------------------------------------------------------------------------       ---------------------
   Net income                                     422.8      395.2     412.7     442.1    1,672.8          381.9         15.8
   Preferred dividends                              4.3        4.2       4.2       3.6       16.3            3.4          3.2
-------------------------------------------------------------------------------------------------       ---------------------
   Net income appl. to common                     418.5      391.0     408.5     438.5    1,656.5          378.5         12.6
      Per common share                             0.69       0.66      0.69      0.74       2.78           0.65         0.02
=================================================================================================       =====================
   Wtd avg. com. shares                           600.4      595.7     592.8     590.7      594.9          588.3        583.2
   EOP outstanding com. shares                    575.2      575.0     568.2     570.7                     563.7        581.5

   Memo: Taxable equivalent adjustment             15.9       16.2      15.8      15.2       63.1           13.8         13.8
   -----------------------------------            -----      -----     -----     -----      -----          -----        -----
               Net interest income - TE         1,276.2    1,272.4   1,292.2   1,360.9    5,201.7        1,371.6      1,366.2

                                                  BANC ONE CORPORATION

                                                                        1996                                    1997
                                             --------------------------------------------------------    ----------------------

                  (UNAUDITED)
     (millions, except per share & staff)           1Q           2Q        3Q        4Q         YTD          1Q         2Q

                                             --------------------------------------------------------    ----------------------
BALANCE SHEET (EOP)

   Cash and due from banks                          5,242.9       5,200.0      5,401.8      6,524.4        5,435.1      6,364.7
   Short-term investments                             631.8       1,082.5      1,029.0        680.7          618.5      1,002.1
   Loans held for sale                                747.2         508.0        471.6      1,473.8        2,369.0        392.9
       Securities held to maturity                  3,908.2       3,808.4      4,047.7      4,397.9        4,407.7        760.1
       Securities available for sale               16,289.9      15,288.3     14,568.0     14,733.8       14,098.0     14,405.5
   ---------------------------------               ---------     ---------    ---------    ---------      ---------    --------
   Total securities                                20,198.1      19,096.7     18,615.7     19,131.7       18,505.7     15,165.6
-------------------------------------------------------------------------------------------------------------------------------

   Managed                                         93,413.0      95,786.4     98,792.4    101,826.8      102,475.4    109,429.1
   Securitized                                    (21,510.9)    (22,102.1)   (22,208.1)   (22,437.1)     (23,424.4)   (25,229.0)
-------------------------------------------------------------------------------------------------------------------------------
           Total loans & leases reported           71,902.1      73,684.3     76,584.3     79,389.7       79,051.0     84,200.1
   Allowance for loan losses                       (1,077.9)     (1,100.5)    (1,131.5)    (1,197.7)      (1,222.4)    (1,362.2)
-------------------------------------------------------------------------------------------------------------------------------
           Net loans and leases                    70,824.2      72,583.8     75,452.8     78,192.0       77,828.6     82,837.9
-------------------------------------------------------------------------------------------------------------------------------
           Memo: Earning Assets Reported - gross   93,479.2      94,371.5     96,700.6    100,675.9      100,544.2    100,760.7
-------------------------------------------------------------------------------------------------------------------------------
   Premises and equipment, net                      1,769.7       1,771.1      1,800.5      1,799.2        1,807.7      1,833.1
   Interest earned, not collected                     716.7         729.6        713.4        782.1          756.1        833.8
   Other real estate owned                             76.6          70.5         61.8         53.0           59.6         53.7
   Excess of cost over net assets of
     affiliates purchased                             552.8         560.3        701.0        508.4          500.1        762.1
   Other assets                                     2,688.6       3,189.2      3,015.2      3,008.2        3,956.6      6,245.7
-------------------------------------------------------------------------------------------------------------------------------
           Total assets                           103,448.6     104,791.7    107,262.8    112,153.5      111,837.0    115,491.6
-------------------------------------------------------------------------------------------------------------------------------
   Non-interest bearing                            14,576.1      14,586.7     15,384.3     16,340.6       15,853.6     18,191.6
   Int. bearing                                    57,408.9      57,953.8     57,785.7     57,882.4       58,089.2     58,772.3
-------------------------------------------------------------------------------------------------------------------------------
           Total deposits                          71,985.0      72,540.5     73,170.0     74,223.0       73,942.8     76,963.9
-------------------------------------------------------------------------------------------------------------------------------
   Fed fnds purchased & repurchase agreements       9,866.8       9,716.0     10,773.9     12,858.5       12,375.9      9,105.3
   Other short-term borrowings                      4,432.2       5,273.3      5,901.5      5,466.9        5,618.8      6,820.3
   Long-term borrowings                             4,700.0       4,847.8      5,080.2      6,827.8        7,571.0      9,972.2
   Accrued interest payable                           407.9         449.0        406.1        468.6          442.6        520.1
   Other liabilities                                2,612.1       2,376.9      2,361.8      2,440.7        2,251.6      2,260.3
-------------------------------------------------------------------------------------------------------------------------------
           Total liabilities                       94,004.0      95,203.5     97,693.5    102,285.5      102,202.7    105,642.1
-------------------------------------------------------------------------------------------------------------------------------
   Preferred stock                                    245.5         240.6        240.1        207.1          195.6        184.2
   Common stock                                     2,876.1       2,883.4      2,869.2      2,882.6        2,888.0      2,907.6
   Capital/excess of aggregate stated value common  4,459.2       4,477.3      4,336.6      4,346.4        4,365.2      4,054.3
   Retained earnings                                1,851.4       2,088.3      2,342.2      2,625.1        2,833.9      2,672.1
   Net unrealized gains(losses) sec AFS                12.4         (39.7)       (12.9)        19.9          (77.5)        31.3
   Treasury stock                                       0.0         (61.7)      (205.9)      (213.1)        (570.9)         0.0
-------------------------------------------------------------------------------------------------------------------------------
           Total shareholders' equity               9,444.6       9,588.2      9,569.3      9,868.0        9,634.3      9,849.5
-------------------------------------------------------------------------------------------------------------------------------
           Total liabilities and
             shareholders' equity                 103,448.6     104,791.7    107,262.8    112,153.5      111,837.0    115,491.6
-------------------------------------------------------------------------------------------------------------------------------

                                                  BANC ONE CORPORATION

                                                                        1996                                   1997
                                             ----------------------------------------------------      ----------------------
                  (UNAUDITED)
     (millions, except per share & staff)         1Q          2Q        3Q        4Q         YTD          1Q         2Q

                                             ----------------------------------------------------      ----------------------
BALANCE SHEET - ASSETS (AVG)

   Short-term investments                         591.1      645.5      618.2      793.3      662.2        844.8        792.2
   Loans held for sale                            590.0      699.4      457.2      452.9      549.4      1,420.6      2,317.7

       Securities - taxable                    18,056.5   17,865.0   16,952.6   16,653.2   17,378.7     17,244.4     16,137.3
       Securities - tax-exempt                  1,733.2    1,729.7    1,651.2    1,663.6    1,694.2      1,574.3      1,465.9
   ---------------------------                 --------   --------   --------   --------   --------     --------     --------
   Total securities                            19,789.7   19,594.7   18,603.8   18,316.8   19,072.9     18,818.7     17,603.2

   Commercial                                  18,864.2   19,386.9   19,293.7   19,925.4   19,368.9     20,150.2     21,183.5
   R.E. - commercial                            5,988.6    6,098.2    6,238.5    6,322.3    6,162.6      6,195.7      6,007.2
   R.E. - construction                          2,920.3    3,093.9    3,321.3    3,517.7    3,214.4      3,770.5      3,892.8
   R.E. - residential                          11,100.8   11,206.2   11,609.9   13,659.0   11,898.0     14,088.0     14,760.7
   Consumer, net                               20,027.9   20,173.1   20,300.7   19,275.7   19,943.5     20,097.6     20,955.4
   Credit card                                 12,784.9   11,297.6   12,131.7   13,661.7   12,471.3     12,906.5     11,306.6
   Leases, net                                  1,776.1    1,972.0    2,142.0    2,210.1    2,025.9      2,312.6      2,421.9
---------------------------------------------------------------------------------------------------    ----------------------
      Total loans & leases                     73,462.8   73,227.9   75,037.8   78,571.9   75,084.6     79,521.1     80,528.1
---------------------------------------------------------------------------------------------------    ----------------------
      Total earning assets reported - gross    94,433.6   94,167.5   94,717.0   98,134.9   95,369.1    100,605.2    101,241.2
---------------------------------------------------------------------------------------------------    ----------------------
   Allowance for credit losses                 (1,078.6)  (1,081.9)  (1,115.0)  (1,137.4)  (1,103.4)    (1,199.0)    (1,217.6)
---------------------------------------------------------------------------------------------------    ----------------------
   Other assets                                10,669.2   10,339.3   10,528.8   11,173.1   10,678.6     11,355.8     12,477.8
---------------------------------------------------------------------------------------------------    ----------------------
      Total assets                            104,024.2  103,424.9  104,130.8  108,170.6  104,944.3    110,762.0    112,501.4
---------------------------------------------------------------------------------------------------    ----------------------

BALANCE SHEET - LIABILITIES & EQUITY (AVG)

   Non-interest bearing demand                 14,143.1   14,073.7   13,991.8   14,601.9   14,203.1     14,588.5     15,342.0

   Interest bearing demand                      3,115.0    2,240.3    2,131.1    2,085.6    2,391.5      1,920.1      1,677.3
   Savings & money market                      28,053.2   29,197.9   29,342.6   29,430.5   29,008.1     30,075.1     30,826.6
   CD's < 100K                                 19,794.5   19,040.7   18,597.5   18,293.2   18,928.8     18,140.5     18,128.4
   CD's > 100K - domestic                       5,587.3    5,406.6    5,175.8    5,560.5    5,432.2      6,023.3      5,817.1
   CD's > 100K - foreign                        1,433.3    2,272.9    2,915.6    3,081.2    2,428.9      2,591.8      2,148.3
---------------------------------------------------------------------------------------------------    ----------------------
      Total interest-bearing deposits          57,983.3   58,158.4   58,162.6   58,451.0   58,189.5     58,750.8     58,597.7
---------------------------------------------------------------------------------------------------    ----------------------
      Total deposits                           72,126.4   72,232.1   72,154.4   73,052.9   72,392.6     73,339.3     73,939.7
---------------------------------------------------------------------------------------------------    ----------------------

   Short-term borrowed funds                   15,163.7   14,592.5   14,963.0   16,759.7   15,372.4     18,030.4     17,043.2
   Long-term borrowed funds                     4,683.4    4,726.1    4,933.8    5,982.1    5,083.4      6,994.2      8,776.4
---------------------------------------------------------------------------------------------------    ----------------------
      Total borrowed funds                     19,847.1   19,318.6   19,896.8   22,741.8   20,455.8     25,024.6     25,819.6
---------------------------------------------------------------------------------------------------    ----------------------

   Other liabilities                            2,527.7    2,471.6    2,548.7    2,729.9    2,569.9      2,781.3      2,735.1
---------------------------------------------------------------------------------------------------    ----------------------
      Total liabilities                        94,501.2   94,022.3   94,599.9   98,524.6   95,418.3    101,145.2    102,494.4
---------------------------------------------------------------------------------------------------    ----------------------

   Preferred stock                                247.5      243.0      240.5      213.6      236.1        201.0        188.9
   Common stockholders' equity                  9,275.5    9,159.6    9,290.4    9,432.4    9,289.9      9,415.8      9,818.1
---------------------------------------------------------------------------------------------------    ----------------------
      Total shareholders' equity                9,523.0    9,402.6    9,530.9    9,646.0    9,526.0      9,616.8     10,007.0
---------------------------------------------------------------------------------------------------    ----------------------

      Total liabilities and
         shareholders' equity                 104,024.2  103,424.9  104,130.8  108,170.6  104,944.3    110,762.0    112,501.4
---------------------------------------------------------------------------------------------------    ----------------------

                                                  BANC ONE CORPORATION

                                                                        1996                                    1997
                                             ------------------------------------------------------   -------------------------

                  (UNAUDITED)
     (millions, except per share & staff)       1Q         2Q           3Q        4Q         YTD             1Q          2Q

                                          --------------------------------------------------------    -------------------------
LOAN AND LEASE ANALYSIS (EOP)

   Commercial                               19,304.2    19,445.9    19,586.7    20,232.2                  20,707.6     22,115.0

   R.E.- commercial                          6,032.8     6,183.9     6,300.3     6,429.4                   5,969.8      6,028.3
   R.E.- construction                        3,004.1     3,166.7     3,505.3     3,602.0                   3,920.0      3,968.4

   R.E.- residential    - managed           11,088.7    11,543.8    12,216.6    14,132.2                  14,500.5     15,673.7
                        - securitized            0.0      (232.2)     (224.4)     (215.2)                   (207.2)      (188.9)
----------------------------------------------------------------------------------------              -------------------------
                        - reported          11,088.7    11,311.6    11,992.2    13,917.0                  14,293.3     15,484.8

   Consumer, net        - managed           22,016.3    22,400.1    22,426.2    21,266.5                  22,258.8     22,963.5
                        - securitized       (2,177.2)   (2,266.5)   (2,017.4)   (1,807.4)                 (1,902.8)    (2,403.8)
----------------------------------------------------------------------------------------              -------------------------
                        - reported          19,839.1    20,133.6    20,408.8    19,459.1                  20,356.0     20,559.7

   Credit card    - managed                 30,053.9    30,999.5    32,590.7    33,838.0                  32,783.8     36,151.9
                  - securitized            (19,333.7)  (19,603.4)  (19,966.3)  (20,414.5)                (21,314.4)   (22,636.3)
----------------------------------------------------------------------------------------              -------------------------
                  - reported                10,720.2    11,396.1    12,624.4    13,423.5                  11,469.4     13,515.6

   Leases, net                               1,913.0     2,046.5     2,166.6     2,326.5                   2,334.9      2,528.3

   Total loans & leases      - managed      93,413.0    95,786.4    98,792.4   101,826.8                 102,475.4    109,429.1
                             - securitized (21,510.9)  (22,102.1)  (22,208.1)  (22,437.1)                (23,424.4)   (25,229.0)
----------------------------------------------------------------------------------------              -------------------------
                             - reported     71,902.1    73,684.3    76,584.3    79,389.7                  79,051.0     84,200.1

LOAN AND LEASE ANALYSIS (AVG)

   Commercial                               18,864.2    19,386.9    19,293.7    19,925.4    19,368.9      20,150.2     21,183.5

   R.E.- commercial                          5,988.6     6,098.2     6,238.5     6,322.3     6,162.6       6,195.7      6,007.2
   R.E.- construction                        2,920.3     3,093.9     3,321.3     3,517.7     3,214.4       3,770.5      3,892.8

   R.E.- residential    - managed           11,100.8    11,213.9    11,839.6    13,879.2    12,013.0      14,298.7     14,957.7
                        - securitized            0.0        (7.7)     (229.7)     (220.2)     (115.0)       (210.7)      (197.0)
-------------------------------------------------------------------------------------------------------------------------------
                        - reported          11,100.8    11,206.2    11,609.9    13,659.0    11,898.0      14,088.0     14,760.7

   Consumer, net     - managed              21,803.1    22,240.5    22,425.3    21,212.6    21,919.8      21,941.1     22,750.2
                     - securitized          (1,775.2)   (2,067.4)   (2,124.6)   (1,936.9)   (1,976.3)     (1,843.5)    (1,794.8)
-------------------------------------------------------------------------------------------------------------------------------
                     - reported             20,027.9    20,173.1    20,300.7    19,275.7    19,943.5      20,097.6     20,955.4

   Credit card    - managed                 29,792.9    30,450.2    31,687.8    33,370.5    31,331.9      33,882.7     33,189.1
                  - securitized            (17,008.0)  (19,152.6)  (19,556.1)  (19,708.8)  (18,860.6)    (20,976.2)   (21,882.5)
-------------------------------------------------------------------------------------------------------------------------------
                  - reported                12,784.9    11,297.6    12,131.7    13,661.7    12,471.3      12,906.5     11,306.6

   Leases, net                               1,776.1     1,972.0     2,142.0     2,210.1     2,025.9       2,312.6      2,421.9

   Total loans & leases      - managed      92,246.0    94,455.6    96,948.2   100,437.8    96,036.5     102,551.5    104,402.4
                             - securitized (18,783.2)  (21,227.7)  (21,910.4)  (21,865.9)  (20,951.9)    (23,030.4)   (23,874.3)
-------------------------------------------------------------------------------------------------------------------------------
                             - reported     73,462.8    73,227.9    75,037.8    78,571.9    75,084.6      79,521.1     80,528.1

                                                  BANC ONE CORPORATION

                                                                        1996                                        1997
                                             -----------------------------------------------------------   -----------------------
                  (UNAUDITED)
     (millions, except per share & staff)        1Q             2Q          3Q           4Q        YTD          1Q         2Q

                                             -----------------------------------------------------------   -----------------------
MANAGED CREDIT CARD DETAIL (INCLDS CARDS HFS)
   BANC ONE (XCLD FUSA)
   ------------------------------------------
   PERIOD END LOANS           - MANAGED         11,718.1      12,271.6     12,798.0     12,641.4             11,893.8     11,532.0
                              - securitized      4,440.0       4,440.0      3,940.0      3,340.0              3,340.0      3,340.0
                              - reported         7,278.1       7,831.6      8,858.0      9,301.4              8,553.8      8,192.0
------------------------------------------------------------------------------------------------           -----------------------
   QUARTERLY AVG LOANS        - MANAGED         11,778.8      11,918.5     12,595.8     12,824.4             12,290.5     11,635.8
                              - securitized      3,489.5       4,440.0      4,198.0      3,558.0              3,340.0      3,340.0
                              - reported         8,289.3       7,478.5      8,397.8      9,266.4              8,950.5      8,295.8
------------------------------------------------------------------------------------------------           -----------------------
   NET CHARGE OFFS - AMOUNT   - MANAGED            149.3         173.7        192.3        218.8                182.2        228.8
                              - securitized         53.7          77.0         77.0         69.7                 60.5         66.4
                              - reported            95.6          96.7        115.3        149.1                121.7        162.4
------------------------------------------------------------------------------------------------           -----------------------
   NET CHARGE OFFS - RATE     - MANAGED            5.09%         5.86%        6.06%        6.79%                6.01%        7.89%
                              - securitized        6.16%         6.98%        7.30%        7.79%                7.35%        7.98%
                              - reported           4.64%         5.20%        5.46%        6.40%                5.51%        7.85%
------------------------------------------------------------------------------------------------           -----------------------
   DELINQ. RATE 30+ DAYS      - MANAGED            4.70%         4.62%        5.05%        5.80%                6.35%        6.21%
                              - securitized        4.81%         5.11%        5.85%        6.56%                6.59%        6.30%
                              - reported           4.63%         4.34%        4.69%        5.53%                6.26%        6.22%
------------------------------------------------------------------------------------------------           -----------------------
   DELINQ. RATE 90+ DAYS      - MANAGED            1.79%         1.82%        2.04%        2.39%                2.80%        2.77%
                              - securitized        1.94%         1.93%        2.36%        2.77%                2.98%        2.89%
                              - reported           1.70%         1.76%        1.97%        2.25%                2.73%        2.76%
------------------------------------------------------------------------------------------------           -----------------------
   Credit card charge volume  - managed          4,112.7       4,495.4      4,816.2      5,049.7              3,604.9      3,724.3
   New accounts opened                             494.3         660.4        646.6        719.0                361.2        398.0
   Credit cards issued                          21,594.7      22,058.6     22,099.3     21,861.7             21,744.2     19,908.5
   Accounts on file                             16,851.6      17,219.2     17,258.4     17,125.2             17,043.5     15,592.5
------------------------------------------------------------------------------------------------           -----------------------
   FIRST USA

   ------------------------------------------
   PERIOD END LOANS           - MANAGED         18,335.8      18,727.9     19,792.7     22,196.6             22,890.0     24,619.9
                              - securitized     14,893.7      15,163.4     16,026.3     17,074.5             17,974.4     19,296.3
                              - reported         3,442.1       3,564.5      3,766.4      5,122.1              4,915.6      5,323.6
------------------------------------------------------------------------------------------------           -----------------------
   QUARTERLY AVG LOANS        - MANAGED         18,014.1      18,531.7     19,092.0     20,546.1             22,592.2     23,487.4
                              - securitized     13,518.5      14,712.6     15,358.1     16,150.8             17,636.2     18,542.5
                              - reported         4,495.6       3,819.1      3,733.9      4,395.3              4,956.0      4,944.9
------------------------------------------------------------------------------------------------           -----------------------
   NET CHARGE OFFS - AMOUNT   - MANAGED            163.8         192.0        226.0        252.0                302.9        315.4
                              - securitized        140.0         170.6        198.9        222.3                267.8        267.9
                              - reported            23.8          21.4         27.1         29.7                 35.1         47.5
------------------------------------------------------------------------------------------------           -----------------------
   NET CHARGE OFFS - RATE     - MANAGED            3.66%         4.17%        4.71%        4.88%                5.44%        5.39%
                              - securitized        4.17%         4.66%        5.15%        5.48%                6.16%        5.80%
                              - reported           2.11%         2.25%        2.89%        2.69%                2.87%        3.85%
------------------------------------------------------------------------------------------------           -----------------------
   DELINQ. RATE 30+ DAYS      - MANAGED            3.74%         4.00%        4.70%        4.89%                4.62%        4.08%
                              - securitized        3.96%         4.23%        4.99%        5.27%                4.96%        4.57%
                              - reported           2.79%         3.06%        3.47%        3.59%                3.36%        2.32%
------------------------------------------------------------------------------------------------           -----------------------
   DELINQ. RATE 90+ DAYS      - MANAGED            1.54%         1.69%        1.94%        2.14%                2.18%        1.80%
                              - securitized        1.60%         1.75%        2.02%        2.25%                2.29%        2.02%
                              - reported           1.28%         1.43%        1.58%        1.70%                1.70%        0.97%
------------------------------------------------------------------------------------------------           -----------------------
   Credit card charge volume  - managed          4,201.7       4,547.5      4,914.5      6,340.3              5,780.2      6,444.6
   New accounts opened                             956.8         696.5      1,044.9      1,034.4                876.6      1,811.9
   Credit cards issued                          13,816.2      14,318.1     15,127.0     15,946.5             16,250.6     17,830.5
   Accounts on file                             10,365.6      10,933.3     11,579.4     12,201.5             12,521.3     13,834.5
------------------------------------------------- ----------------------------------------------           -----------------------

                                                  BANC ONE CORPORATION

                                                                        1996                                          1997
                                             -------------------------------------------------------------   ----------------------
                  (UNAUDITED)
     (millions, except per share & staff)           1Q            2Q           3Q            4Q      YTD          1Q         2Q

                                           ---------------------------------------------------------------   ----------------------

MANAGED CREDIT CARD DETAIL (INCLDS CARDS HFS)

   BANC ONE COMBINED

   ------------------------------------------
   PERIOD END LOANS           - MANAGED           30,053.9      30,999.5     32,590.7     34,838.0            34,783.8     36,151.9
                              - securitized       19,333.7      19,603.4     19,966.3     20,414.5            21,314.4     22,636.3
                              - reported          10,720.2      11,396.1     12,624.4     14,423.5            13,469.4     13,515.6
--------------------------------------------------------------------------------------------------           ----------------------
   QUARTERLY AVG LOANS        - MANAGED           29,792.9      30,450.2     31,687.8     33,370.5            34,882.7     35,123.2
                              - securitized       17,008.0      19,152.6     19,556.1     19,708.8            20,976.2     21,882.5
                              - reported          12,784.9      11,297.6     12,131.7     13,661.7            13,906.5     13,240.7
--------------------------------------------------------------------------------------------------           ----------------------
   NET CHARGE OFFS - AMOUNT   - MANAGED              313.1         365.7        418.3        470.8               485.1        544.2
                              - securitized          193.7         247.6        275.9        292.0               328.3        334.3
                              - reported             119.4         118.1        142.4        178.8               156.8        209.9
--------------------------------------------------------------------------------------------------           ----------------------
   NET CHARGE OFFS - RATE     - MANAGED               4.22%         4.83%        5.25%        5.61%               5.63%        6.22%
                              - securitized           4.58%         5.20%        5.61%        5.89%               6.35%        6.13%
                              - reported              3.75%         4.20%        4.67%        5.21%               4.57%        6.36%
--------------------------------------------------------------------------------------------------           ----------------------
   DELINQ. RATE 30+ DAYS      - MANAGED               4.11%         4.25%        4.84%        5.22%               5.21%        4.76%
                              - securitized           4.16%         4.43%        5.16%        5.48%               5.22%        4.83%
                              - reported              4.04%         3.94%        4.33%        4.84%               5.20%        4.68%
--------------------------------------------------------------------------------------------------           ----------------------
   DELINQ. RATE 90+ DAYS      - MANAGED               1.64%         1.74%        1.98%        2.23%               2.39%        2.11%
                              - securitized           1.68%         1.79%        2.09%        2.34%               2.40%        2.15%
                              - reported              1.57%         1.66%        1.85%        2.05%               2.35%        2.05%
--------------------------------------------------------------------------------------------------           ----------------------
   Credit card charge volume  - managed            8,314.4       9,042.9      9,730.7     11,390.0             9,385.1     10,168.9
   New accounts opened                             1,451.1       1,356.9      1,691.5      1,753.4             1,237.8      2,209.9
   Credit cards issued                            35,410.9      36,376.7     37,226.3     37,808.2            37,994.8     37,739.0
   Accounts on file                               27,217.2      28,152.5     28,837.8     29,326.7            29,564.8     29,427.0
--------------------------------------------------------------------------------------------------           ----------------------